UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)   November 27, 2012

j2 Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51-0371142 (IRS Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860-9200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Events.

On October 23, 2012, j2 Global, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) the prospectus (the “Prospectus”) relating to the offer by the Company to exchange any and all of its unregistered 8.000% Senior Notes due 2020 that were issued on July 26, 2012, for up to $250,000,000 aggregate principal amount of 8.000% Senior Notes due 2020, which are registered under the Securities Act of 1933, as amended.  The Prospectus forms a part of the Company’s Registration Statement on Form S-4 (File No. 333-184119) which was filed with the SEC on September 26, 2012 and declared effective by the SEC on October 22, 2012 (the “Registration Statement”).  The Company is filing the item included as Exhibit 5.1 to this Current Report on Form 8-K for the purpose of incorporating such item as an exhibit to the Registration Statement.

Item 9.01.            Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
5.1	Opinion of Sullivan and Cromwell LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global, Inc. (Registrant)

Date: November 27, 2012	By:	/s/ Jeffrey D. Adelman
Jeffrey D. Adelman Vice President, General Counsel and Secretary

EXHIBITS

Exhibit Number	Description
5.1	Opinion of Sullivan and Cromwell LLP